-----------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) October 14, 2004


                                   CWABS, INC.
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




           Delaware                  333-109272                  95-4596514
-------------------------------    ------------------      ------------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)


      4500 Park Granada
     Calabasas, California                                        91302
------------------------------                                 --------------
     (Address of Principal                                       (Zip Code)
      Executive Offices)


Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
-------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b)

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------
Item 8.01. Other Events.
----       ------------


Description of the Mortgage Pool*
--------------------------------


         CWABS, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of September 29, 2004 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, and JPMorgan Chase Bank, as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2004-I.






















----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated September 14, 2004 and the Prospectus Supplement dated September 29, 2004 of CWABS, Inc., relating to its CWABS Home Equity Loan Trust 2004-I, Revolving Home Equity Loan Asset-Backed Notes, Series 2004-I.

         The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the mortgage loans and the related mortgage properties as of the close of business on the Statistical Calculation Date.




                                        Principal Balances

                                                           Percentage                                       Weighted
                                                               of                    Weighted    Weighted    Average    Weighted
                                 Aggregate       Number     Aggregate     Average     Average     Average     Credit     Average
                                 Principal         of       Principal     Current     Gross      Remaining    Bureau     Combined
                                  Balance       Mortgage     Balance     Principal   Mortgage      Term        Risk      Loan-to-
Range of Principal Balances($)  Outstanding       Loans    Outstanding    Balance      Rate      (months)      Score   Value Ratio
------------------------------  -----------    ----------  -----------  ----------  ----------  -----------  --------  -----------
       0.00  to   10,000.00..  $  40,634,691       6,087       2.06%    $   6,676      5.926%      293.30        720       81.4%
  10,000.01  to   20,000.00..    142,611,573       9,192       7.24        15,515      6.252       293.83        711       86.2
  20,000.01  to   30,000.00..    262,417,227      10,302      13.32        25,472      6.441       294.03        708       90.2
  30,000.01  to   40,000.00..    231,936,263       6,627      11.77        34,999      6.367       294.36        711       89.8
  40,000.01  to   50,000.00..    209,996,729       4,631      10.66        45,346      6.245       295.10        711       88.7
  50,000.01  to   60,000.00..    161,998,407       2,932       8.22        55,252      6.355       294.59        711       89.8
  60,000.01  to   70,000.00..    133,270,263       2,048       6.76        65,073      6.380       294.55        711       90.0
  70,000.01  to   80,000.00..    121,653,418       1,623       6.18        74,956      6.316       295.31        710       88.8
  80,000.01  to   90,000.00..     87,778,474       1,030       4.46        85,222      6.223       294.72        711       88.8
  90,000.01  to 100,000.00...    112,686,379       1,163       5.72        96,893      6.180       295.90        709       87.4
 100,000.01  to 125,000.00...     80,376,053         712       4.08       112,888      6.099       295.27        711       87.5
 125,000.01  to 150,000.00...     98,301,200         695       4.99       141,441      5.813       294.09        706       82.4
 150,000.01  to 175,000.00...     27,684,909         170       1.41       162,852      5.769       293.75        715       83.3
 175,000.01  to 200,000.00...     32,511,404         171       1.65       190,125      5.634       293.83        709       80.8
 200,000.01  to 225,000.00...     15,595,870          73       0.79       213,642      5.481       295.87        717       83.6
 225,000.01  to 250,000.00...     20,208,238          84       1.03       240,574      5.758       295.94        710       81.7
 250,000.01  to 275,000.00...     12,985,085          49       0.66       265,002      5.619       295.27        726       82.0
 275,000.01  to 300,000.00...     20,113,596          69       1.02       291,501      5.661       294.97        703       81.9
 300,000.01  to 325,000.00...     10,937,795          35       0.56       312,508      5.857       295.83        703       84.3
 325,000.01  to 350,000.00...     11,251,428          33       0.57       340,952      5.488       295.55        711       80.8
 350,000.01  to 375,000.00...      6,147,211          17       0.31       361,601      5.188       295.31        731       78.5
 375,000.01  to 400,000.00...     14,774,330          38       0.75       388,798      5.580       295.69        727       81.8
 400,000.01  to 425,000.00...      7,433,875          18       0.38       412,993      5.451       294.22        706       78.0
 425,000.01  to 450,000.00...      7,456,561          17       0.38       438,621      4.990       295.84        718       84.3
 450,000.01  to 475,000.00...      6,034,070          13       0.31       464,159      5.166       294.38        714       84.2
 475,000.01  to 500,000.00...     24,229,510          49       1.23       494,480      5.433       295.41        719       75.0
 500,000.01  to 525,000.00...      6,179,668          12       0.31       514,972      5.052       294.58        719       78.8
 525,000.01  to 550,000.00...      3,764,149           7       0.19       537,736      5.335       295.71        721       84.4
 550,000.01  to 575,000.00...      1,680,546           3       0.09       560,182      5.587       296.33        697       88.3
 575,000.01  to 600,000.00...      3,533,147           6       0.18       588,858      5.316       294.98        738       80.2
 600,000.01  to 625,000.00...      1,874,597           3       0.10       624,866      6.834       292.33        712       88.9
 625,000.01  to 650,000.00...      1,949,694           3       0.10       649,898      5.500       295.33        729       76.6
 650,000.01  to 675,000.00...      1,981,921           3       0.10       660,640      6.201       295.99        705       81.2
 675,000.01  to 700,000.00...      4,830,585           7       0.25       690,084      4.940       294.43        734       81.6
 700,000.01  to 725,000.00...        705,000           1       0.04       705,000      6.625       297.00        703       85.2
 725,000.01  to 750,000.00...      2,967,246           4       0.15       741,812      6.247       295.51        714       74.1
 750,000.01  to 775,000.00...      4,571,793           6       0.23       761,966      4.960       295.00        725       80.2
 775,000.01  to 800,000.00...      3,189,107           4       0.16       797,277      5.185       295.51        706       87.2
 875,000.01  to 900,000.00...      1,777,811           2       0.09       888,905      5.677       296.51        689       85.5
 900,000.01  to 925,000.00...      3,640,448           4       0.18       910,112      5.814       295.28        741       72.4
 950,000.01  to 975,000.00...      2,908,189           3       0.15       969,396      4.837       294.65        673       52.6
 975,000.01  to 1,000,000.00.     14,950,091          15       0.76       996,673      5.700       296.00        712       77.1
 Greater than 1,000,000.00...      8,471,409           6       0.43     1,411,902      4.939       294.05        696       71.7
                              --------------    --------   ---------
         Total                $1,969,999,961      47,967    100.00%
                              ==============    ========   =========



         As of the Statistical Calculation Date, the average principal balance of the mortgage loans will be approximately $41,070.


                                                       Loan Programs

                                                          Percentage              Weighted     Weighted    Weighted    Weighted
                                 Aggregate                 Aggregate    Average    Average     Average     Average     Average
                                 Principal    Number of    Principal    Current    Gross      Remaining    Credit      Combined
       Description of             Balance     Mortgage      Balance    Principal  Mortgage       Term      Bureau    Loan-to-Value
       Loan Programs            Outstanding    Loans      Outstanding   Balance     Rate       (months)   Risk Score    Ratio
----------------------------  --------------- ---------  ------------ ----------- ----------- ----------- ----------- -------------
10 Year Draw, 20 Year Repay.  $  33,574,885        850        1.70%   $  39,500     5.273%      350.13        721        86.8%
10 Year Draw, 0 Year Repay..        334,347          4        0.02       83,587     6.359       108.49        729        97.0
3 Year Draw, 10 Year Repay..         26,316          2        0.00       13,158     9.723        74.44        654        99.2
5 Year Draw, 5 Year Repay...      2,219,829        118        0.11       18,812     6.661       113.86        700        90.3
5 Year Draw, 10 Year Repay..      1,248,701         31        0.06       40,281     6.171       169.45        710        93.7
10 Year Draw, 15 Year Repay.  1,925,504,950     46,794       97.74       41,149     6.184       294.15        711        87.3
15 Year Draw, 0 Year Repay..      2,399,679         38        0.12       63,149     7.090       176.98        708        86.6
15 Year Draw, 10 Year Repay.      4,691,255        130        0.24       36,087     5.039       294.73        718        85.8
                             --------------     ------      ------
         Total               $1,969,999,961     47,967      100.00
                             ==============     ======      ======
    ---------------
    (1) Less than 0.01%




                                                   Loan Rates

                                                           Percentage               Weighted    Weighted    Weighted     Weighted
                                Aggregate       Number     Aggregate      Average    Average     Average     Average      Average
                                Principal         of        Principal     Current    Gross      Remaining    Credit       Combined
                                 Balance       Mortgage      Balance     Principal   Mortgage      Term      Bureau   Loan-to-Value
  Range of Loan Rates (%)      Outstanding      Loans      Outstanding    Balance     Rate      (months)    Risk Score     Ratio
----------------------------  --------------  -----------  -----------  ----------  --------   ----------- ----------  ------------
Less than or equal to 3.000.  $   25,440,559         549       1.29%    $  46,340     3.000       296.24        705        89.8
 3.001 - 3.500..............      18,623,207         339       0.95        54,936     3.294       298.10        715        87.0
 3.501 - 4.000..............     114,311,545       2,687       5.80        42,542     3.994       293.98        733        73.1
 4.001 - 4.500..............     189,011,661       4,211       9.59        44,885     4.363       295.22        722        75.2
 4.501 - 5.000..............     147,685,630       2,442       7.50        60,477     4.823       296.83        715        76.1
 5.001 - 5.500..............     152,317,963       3,056       7.73        49,842     5.297       298.13        694        77.8
 5.501 - 6.000..............     180,176,888       5,673       9.15        31,760     5.854       294.82        725        85.9
 6.001 - 6.500..............     370,858,253      10,219      18.83        36,291     6.392       293.47        723        92.2
 6.501 - 7.000..............     247,253,947       5,788      12.55        42,718     6.839       294.06        699        91.0
 7.001 - 7.500..............     246,759,481       6,049      12.53        40,793     7.443       293.12        699        96.4
 7.501 - 8.000..............     165,011,334       4,312       8.38        38,268     7.767       294.97        709        96.4
 8.001 - 8.500..............      68,071,294       1,464       3.46        46,497     8.319       294.73        689        93.9
 8.501 - 9.000..............      25,347,752         671       1.29        37,776     8.780       292.48        678        95.6
 9.001 - 9.500..............       7,597,369         182       0.39        41,744     9.339       293.74        683        93.0
 9.501 - 10.000.............       2,217,557          53       0.11        41,841     9.779       293.10        672        92.1
10.001 - 10.500.............       9,011,683         263       0.46        34,265    10.197       289.13        614        81.2
10.501 - 11.000.............         276,090           8       0.01        34,511    10.706       287.16        635        86.7
11.001 - 11.500.............          27,749           1       0.00        27,749    11.250       299.00        654        95.0
                              --------------   ----------   --------
         Total                $1,969,999,961      47,967     100.00%
                              ==============   ==========   ========


    ---------------
    (1) Less than 0.01%

         As of the Statistical Calculation Date, the weighted average loan rate on the mortgage loans was approximately 6.17%.




                                    Months Remaining to Scheduled Maturity

                                                           Percentage              Weighted    Weighted    Weighted    Weighted
                                 Aggregate      Number      Aggregate    Average    Average    Average     Average     Average
                                 Principal        of        Principal    Current    Gross     Remaining     Credit      Combined
 Range of Months Remaining        Balance      Mortgage      Balance     Principal  Mortgage     Term       Bureau   Loan-to-Value
   to Scheduled Maturity       Outstanding       Loans    Outstanding    Balance     Rate      (months)    Risk Score    Ratio
---------------------------   --------------  ----------  ------------  ----------- --------  ----------  ---------- -------------
 61 -  72 ................... $        5,615           1       0.00     $   5,615     9.625%       65.00        731        96.3%
 73 -  84 ...................         20,701           1       0.00        20,701     9.750        77.00        633       100.0
 97 - 108 ...................        205,696           5       0.01        41,139     6.300       107.63        709        92.0
109 - 120 ..................       2,348,480         117       0.12        20,072     6.649       113.64        703        91.2
145 - 156 ..................          30,920           1       0.00        30,920     6.750       154.00        786        98.7
157 - 168 ..................         405,711          13       0.02        31,209     6.571       162.62        731        92.4
169 - 180 ..................       3,211,750          55       0.16        58,395     6.802       176.09        705        88.5
193 - 204 ..................         130,223           3       0.01        43,408     6.554       200.86        639        85.6
205 - 216 ..................          48,458           2       0.00        24,229     7.369       207.43        678        87.3
217 - 228 ..................         352,771          18       0.02        19,598     6.105       223.40        676        81.6
253 - 264 ..................          41,589           2       0.00        20,794     6.043       261.89        729        84.2
265 - 276 ..................         163,738           7       0.01        23,391     6.383       273.01        732        92.3
277 - 288...................     101,519,343       3,181       5.15        31,914     5.885       285.41        725        83.5
289 - 300...................   1,827,940,083      43,711      92.79        41,819     6.197       294.67        710        87.5
337 - 348...................       1,031,166          38       0.05        27,136     5.365       347.12        736        82.3
349 - 360...................      32,543,719         812       1.65        40,078     5.270       350.23        721        86.9
                             ---------------   ----------   ---------
         Total                $1,969,999,961      47,967     100.00
                             ===============   ==========   =========


   ---------------
   (1) Less than 0.01%

         As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the mortgage loans was approximately 295.

         The above table assumes that the draw period for the mortgage loans with (a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and (b) five year draw periods and ten year repayment periods will not be extended.

         The loan-to-value ratios set out below in the following table are the combined loan-to-value ratios of the mortgage loans, each of which is a fraction whose numerator is the sum of (i) the credit limit of the applicable mortgage loan and (ii) any outstanding principal balances of mortgage loans senior or of equal priority to the applicable mortgage loan (calculated generally at the date of origination of the applicable mortgage loan) and whose denominator is the lesser of (i) the appraised value of the related mortgage property as stated in the loan file at the date of origination or (ii) in the case of a mortgaged property purchased within one year of the origination of the related mortgage loan, the purchase price of the mortgaged property.


                          Combined Loan-to-Value Ratios
                                                           Percentage              Weighted    Weighted    Weighted    Weighted
                                Aggregate        Number     Aggregate    Average    Average     Average     Average     Average
                                Principal          of       Principal    Current     Gross     Remaining    Credit      Combined
     Range of Combined           Balance       Mortgage      Balance    Principal   Mortgage     Term       Bureau   Loan-to-Value
  Loan-to-Value Ratio (%)      Outstanding        Loans   Outstanding     Balance     Rate     (months)   Risk Score    Ratio
----------------------------- --------------  ----------  -------------  --------- ---------- ----------- ---------- -------------
 0.01 -10.00................ $       55,350           2       0.00%    $  27,675     5.829%      316.43        703         9.1%
10.01 -20.00................      1,806,690          29       0.09        62,300     4.617       293.05        740        17.1
20.01 -30.00................      3,252,604         100       0.17        32,526     4.684       295.59        741        25.6
30.01 -40.00................     10,205,078         288       0.52        35,434     4.687       294.08        729        36.0
40.01 -50.00................     24,001,888         613       1.22        39,155     4.778       293.61        716        45.7
50.01 -60.00................     45,695,962       1,189       2.32        38,432     4.724       294.17        719        56.0
60.01 -70.00................    155,353,149       3,351       7.89        46,360     4.781       294.19        711        66.9
70.01 -80.00................    296,009,156       5,968      15.03        49,599     5.024       294.56        706        77.7
80.01 -90.00................    625,880,839      16,772      31.77        37,317     6.294       294.84        703        88.6
90.01 -100.00...............    807,739,246      19,655      41.00        41,096     6.906       294.68        718        97.7
                             --------------      ------     ------
         Total               $1,969,999,961      47,967     100.00
                             ==============      ======     ======


   ---------------
   (1) Less than 0.01%

         As of the Statistical Calculation Date, the weighted average combined loan-to-value ratio of the mortgage loans was approximately 87.26%.

         The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.



                                                   Geographic Distribution

                                                          Percentage              Weighted    Weighted    Weighted     Weighted
                                Aggregate      Number      Aggregate    Average    Average     Average     Average     Average
                                Principal        of        Principal    Current    Gross      Remaining    Credit      Combined
                                 Balance      Mortgage      Balance    Principal  Mortgage      Term       Bureau    Loan-to-Value
           State               Outstanding      Loans    Outstanding    Balance     Rate      (months)    Risk Score    Ratio
--------------------------   --------------- ----------  -----------  ----------  ---------   ----------  ---------- -------------
Alabama..................    $   16,031,219         649       0.81%    $  24,701     6.641%      295.87        708        94.3%
Alaska...................         3,535,643          93       0.18        38,018     6.482       295.35        706        91.9
Arizona..................        53,797,788       1,653       2.73        32,546     6.275       294.39        710        90.7
California...............       774,217,866      12,533      39.30        61,774     6.022       293.77        713        85.1
Colorado.................        69,366,884       1,917       3.52        36,185     6.202       294.33        715        90.1
Connecticut..............        20,572,350         461       1.04        44,625     5.779       296.02        705        83.2
Delaware.................         3,430,106         111       0.17        30,902     6.084       295.75        701        88.0
District of Columbia.....         2,749,825          60       0.14        45,830     5.621       294.26        695        80.1
Florida..................       111,267,995       3,149       5.65        35,334     6.435       294.70        710        88.6
Georgia..................        38,386,250       1,138       1.95        33,731     6.545       294.50        705        93.5
Hawaii...................        21,663,353         387       1.10        55,978     5.932       294.84        719        82.6
Idaho....................        13,681,902         493       0.69        27,752     6.404       293.65        714        90.8
Illinois.................        62,853,774       1,697       3.19        37,038     6.190       295.49        707        88.8
Indiana..................        16,026,623         721       0.81        22,228     6.679       295.24        701        91.6
Iowa.....................         5,576,212         247       0.28        22,576     6.541       296.17        711        93.7
Kansas...................         8,639,423         355       0.44        24,336     6.501       294.79        710        93.9
Kentucky.................        13,717,574         550       0.70        24,941     6.678       293.35        709        93.5
Louisiana................        10,399,589         435       0.53        23,907     6.477       294.39        709        90.4
Maine....................         3,415,790         130       0.17        26,275     6.317       296.61        708        86.1
Maryland.................        31,003,705         834       1.57        37,175     6.240       296.09        704        86.8
Massachusetts............        52,079,352       1,071       2.64        48,627     6.008       295.81        708        83.3
Michigan.................        46,874,588       1,584       2.38        29,593     6.136       309.94        711        89.8
Minnesota................        30,861,538         936       1.57        32,972     6.041       292.19        716        86.8
Mississippi..............         3,834,546         157       0.19        24,424     6.499       296.88        700        91.6
Missouri.................        15,047,708         636       0.76        23,660     6.526       294.93        704        91.4
Montana..................         3,148,386         131       0.16        24,033     6.063       296.15        717        86.5
Nebraska.................         2,144,423          83       0.11        25,836     6.590       295.86        710        91.8
Nevada...................        68,407,426       1,570       3.47        43,572     6.352       294.99        717        90.0
New Hampshire............         7,442,989         236       0.38        31,538     6.199       296.19        705        87.8
New Jersey...............        74,238,594       1,709       3.77        43,440     5.824       295.82        708        84.5
New Mexico...............         6,953,193         258       0.35        26,950     6.222       294.09        707        88.7
New York.................        68,788,060       1,503       3.49        45,767     5.783       295.50        706        80.5
North Carolina...........        27,935,447       1,048       1.42        26,656     6.412       295.32        711        92.2
North Dakota.............           629,534          22       0.03        28,615     6.389       302.68        695        88.3
Ohio.....................        31,415,835       1,332       1.59        23,585     6.649       294.24        707        93.1
Oklahoma.................         6,882,344         308       0.35        22,345     6.620       295.09        703        92.6
Oregon...................        22,915,031         758       1.16        30,231     6.348       293.57        714        90.7
Pennsylvania.............        34,786,301       1,336       1.77        26,038     6.252       296.42        707        89.6
Rhode Island.............         5,695,008         159       0.29        35,818     6.288       295.64        693        83.9
South Carolina...........        10,254,387         380       0.52        26,985     6.556       295.97        712        91.2
South Dakota.............           868,485          36       0.04        24,125     6.359       293.61        704        90.4
Tennessee................        15,213,163         609       0.77        24,981     6.652       293.85        714        94.3
Texas....................         4,879,081         161       0.25        30,305     6.649       294.60        729        95.8
Utah.....................        18,996,938         716       0.96        26,532     6.605       292.03        715        91.0
Vermont..................         1,149,425          41       0.06        28,035     5.960       303.25        711        82.8
Virginia.................        46,842,368       1,212       2.38        38,649     6.330       295.92        710        89.5
Washington...............        58,360,222       1,448       2.96        40,304     6.371       294.43        709        90.1
West Virginia............         2,718,568         141       0.14        19,281     6.561       148.84        701        90.3
Wisconsin................        18,095,302         696       0.92        25,999     6.425       295.00        704        88.8
Wyoming..................         2,207,848          77       0.11        28,673     6.243       295.60        715        83.4
                             ---------------    -------    --------
         Total               $1,969,999,961      47,967     100.00%
                             ===============    =======    ========




                                                  Credit Scores

                                                           Percentage              Weighted    Weighted     Weighted    Weighted
                                Aggregate      Number      Aggregate     Average    Average    Average      Average     Average
                                Principal        of         Principal    Current     Gross    Remaining     Credit      Combined
                                 Balance       Mortgage      Balance    Principal   Mortgage     Term       Bureau   Loan-to-Value
   Range of Credit Scores      Outstanding      Loans      Outstanding   Balance      Rate     (months)   Risk Score    Ratio
-----------------------------  ------------   ---------  -------------  ---------  --------- -----------  ---------- -------------
 Unknown.................     $     258,658           3       0.01%    $  86,219     6.597%      293.56        N/A        91.3%
841 - 850................           271,800           2       0.01       135,900     4.686       289.73        842       100.0
821 - 840................         2,242,923         100       0.11        22,429     5.707       293.82        826        78.9
801 - 820................        19,676,846         701       1.00        28,070     5.609       293.67        808        82.7
781 - 800................        82,978,681       2,559       4.21        32,426     5.658       294.45        789        84.8
761 - 780................       181,828,297       4,604       9.23        39,494     5.851       294.44        770        86.5
741 - 760................       248,570,316       6,123      12.62        40,596     5.948       294.82        750        87.4
721 - 740................       302,657,435       6,924      15.36        43,711     6.052       294.87        730        88.6
701 - 720................       337,508,034       7,531      17.13        44,816     6.095       294.95        710        88.7
681 - 700................       273,479,600       6,456      13.88        42,361     6.299       294.39        690        87.9
661 - 680................       248,457,261       5,842      12.61        42,529     6.455       295.03        670        88.4
641 - 660................       151,232,136       3,974       7.68        38,055     6.522       294.34        651        84.8
621 - 640................       102,738,918       2,722       5.22        37,744     6.570       294.17        631        82.7
601 - 620................        13,794,906         327       0.70        42,186     6.987       291.31        615        81.6
581 - 600................         2,417,867          63       0.12        38,379     9.595       290.42        592        79.0
561 - 580................           926,641          23       0.05        40,289     9.196       292.68        574        80.9
560 or Less..............           959,641          13       0.05        73,819     6.775       292.31        551        92.0
                             ---------------   ---------  ---------
         Total               $1,969,999,961      47,967     100.00%
                             ===============   =========  =========


         As of the Statistical Calculation Date, the weighted average credit score of the mortgage loans was approximately 711.




                                                            Property Type

                                                             Percentage              Weighted     Weighted   Weighted    Weighted
                                   Aggregate       Number     Aggregate    Average    Average     Average    Average     Average
                                   Principal         of       Principal    Current    Gross       Remaining   Credit      Combined
                                    Balance       Mortgage    Balance     Principal  Mortgage      Term       Bureau   Loan-to-Value
        Property Type             Outstanding       Loans   Outstanding    Balance     Rate      (months)   Risk Score    Ratio
------------------------------- ---------------  ---------  -----------  ----------  ----------  ---------- ---------- ------------
Single Family................   $1,419,457,499      35,324      72.05%   $  40,184     6.124%      294.78        709        86.5%
Planned Unit Development
(PUD)........................      345,011,937       7,467      17.51       46,205     6.198       294.14        714        88.9
Low-rise Condominium.........     152,582,598        4,178       7.75       36,520     6.361       294.70        721        90.7
2-4 Units....................      41,798,713          772       2.12       54,143     6.576       294.65        716        86.2
High-rise Condominium........      10,213,517          180       0.52       56,742     6.721       293.58        714        87.5
Manufactured Housing (1).....         935,698           46       0.05       20,341     4.890       292.27        704        69.7
                                ---------------   --------- ---------
         Total                  $1,969,999,961      47,967     100.00
                                ===============  ========== =========

   ---------------
   (1) Treated as real property






                                                          Gross Margins


                                                              Percentage             Weighted   Weighted   Weighted    Weighted
                                   Aggregate      Number      Aggregate   Average     Average    Average    Average     Average
                                   Principal        of        Principal   Current     Gross     Remaining   Credit      Combined
                                    Balance      Mortgage      Balance    Principal   Mortgage    Term      Bureau   Loan-to-Value
  Range of Gross Margins (%)      Outstanding     Loans      Outstanding   Balance     Rate     (months)   Risk Score    Ratio
-------------------------------  -------------  ----------  ------------  ---------- ---------  ---------  ---------- ------------
Less than or equal to 0.000.    $  140,175,271        2,873       7.12%   $  48,791     4.085%      296.38        740        71.4%
0.001 - 0.250...............        33,941,186          761       1.72       44,601     4.274       296.73        707        68.6
0.251 - 0.500...............       151,698,920        3,353       7.70       45,243     4.482       294.13        722        75.5
0.501 - 0.750...............        48,159,572          733       2.44       65,702     4.760       299.36        713        73.2
0.751 - 1.000...............       107,119,123        1,371       5.44       78,132     5.021       297.53        712        79.2
1.001 - 1.250...............        78,670,274        1,900       3.99       41,405     5.238       296.32        676        75.1
1.251 - 1.500...............        51,199,869        1,195       2.60       42,845     5.352       297.64        713        83.0
1.501 - 1.750...............        56,554,062        1,431       2.87       39,521     5.694       294.91        711        81.3
1.751 - 2.000...............       148,748,177        5,374       7.55       27,679     5.836       293.84        731        88.5
2.001 - 2.250...............       117,061,458        3,047       5.94       38,419     6.178       294.07        703        87.5
2.251 - 2.500...............       305,750,269        7,981      15.52       38,310     6.423       293.57        731        94.8
2.501 - 2.750...............        98,265,226        1,895       4.99       51,855     6.686       294.24        705        90.6
2.751 - 3.000...............       117,227,454        3,346       5.95       35,035     6.833       293.62        669        90.2
3.001 - 3.250...............        35,019,662          849       1.78       41,248     6.911       292.69        691        92.9
3.251 - 3.500...............       301,883,854        7,420      15.32       40,685     7.509       294.23        704        97.8
3.501 - 3.750...............        45,478,911        1,337       2.31       34,016     7.576       293.60        714        93.8
3.751 - 4.000...............        38,553,363          702       1.96       54,919     7.926       294.95        703        95.1
4.001 - 4.250...............        32,462,279          839       1.65       38,692     8.052       293.89        688        91.8
4.251 - 4.500...............        23,736,584          485       1.20       48,941     8.328       292.53        673        96.3
4.501 - 4.750...............        13,994,842          429       0.71       32,622     8.557       293.62        682        96.1
4.751 - 5.000...............         6,382,724          167       0.32       38,220     8.191       292.40        660        93.1
5.001 - 5.250...............         4,034,028           86       0.20       46,907     9.160       295.55        692        94.1
5.251 - 5.500...............         3,070,837           87       0.16       35,297     8.656       293.43        672        92.5
5.501 - 5.750...............         1,496,495           34       0.08       44,015     9.701       295.02        670        89.9
5.751 - 6.000...............            99,647            2       0.01       49,824    10.224       296.42        677        94.9
6.001 - 6.250...............         6,730,571          198       0.34       33,993    10.139       289.12        619        82.5
6.251 - 6.500...............         2,420,482           69       0.12       35,079    10.404       288.57        599        77.6
6.501 - 6.750...............             9,223            1       0.00        9,223    10.750       291.00        762        90.0
6.751 - 7.000...............            55,599            2       0.00       27,799    11.125       296.50        667        95.0
                                --------------      -------    ---------
         Total                  $1,969,999,961       47,967     100.00%
                                ==============      =======    =========


   ---------------
   (1) Less than 0.01%

         As of the Statistical Calculation Date, the weighted average gross margin of the mortgage loans was approximately 2.19%.

         The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.


                                         Credit Limit Utilization Rates

                                                            Percentage              Weighted    Weighted    Weighted    Weighted
                                   Aggregate     Number      Aggregate    Average    Average     Average     Average     Average
                                   Principal       of        Principal    Current     Gross     Remaining    Credit      Combined
       Range of Credit              Balance      Mortgage     Balance    Principal   Mortgage     Term       Bureau   Loan-to-Value
 Limit Utilization Rates (%)      Outstanding     Loans     Outstanding   Balance     Rate      (months)   Risk Score    Ratio
------------------------------- --------------  ---------  -----------  ----------  ----------  --------  ----------- ------------
 0.01 -  10.00.............    $    4,511,983        885         0.23%   $   5,098     5.292%      293.20        736        74.2%
10.01 -  20.00.............        11,844,654      1,323         0.60        8,953     5.240       293.60        737        74.7
20.01 -  30.00.............        17,008,589      1,294         0.86       13,144     5.267       294.05        729        76.9
30.01 -  40.00.............        27,693,815      1,448         1.41       19,126     5.194       293.66        727        76.6
40.01 -  50.00.............        35,271,702      1,596         1.79       22,100     5.351       294.37        724        77.2
50.01 -  60.00.............        41,515,757      1,551         2.11       26,767     5.344       294.32        722        77.3
60.01 -  70.00.............        56,177,160      1,816         2.85       30,935     5.489       294.74        718        79.4
70.01 -  80.00.............        77,516,706      2,060         3.93       37,629     5.493       295.21        714        80.4
80.01 -  90.00.............       111,918,622      2,667         5.68       41,964     5.644       294.93        713        81.5
90.01 - 100.00.............     1,586,540,972     33,327        80.54       47,605     6.337       294.65        709        89.2
                               ---------------  ---------    ---------
         Total                 $1,969,999,961     47,967       100.00%
                               ===============  =========    =========


         As of the Statistical Calculation Date, the average credit limit utilization rate of the mortgage loans was approximately 84.64%.



                                                       Maximum Loan Rates


                                                            Percentage              Weighted    Weighted    Weighted    Weighted
                                   Aggregate       Number    Aggregate   Average    Average     Average     Average     Average
                                   Principal        of       Principal   Current     Gross      Remaining    Credit     Combined
                                    Balance       Mortgage    Balance    Principal  Mortgage      Term       Bureau  Loan-to-Value
    Maximum Loan Rates (%)        Outstanding      Loans    Outstanding   Balance      Rate      (months)   Risk Score    Ratio
------------------------------- ---------------  ---------- ----------- ---------- ----------- ----------- ----------- -----------
  6.000....................    $       84,361            2       0.00%   $  42,181     6.327%      289.00        705        98.1%
 12.000....................           139,026            2       0.01       69,513     5.430       350.72        704        77.8
 15.000....................           106,011            3       0.01       35,337     5.096       350.94        717        90.2
 16.000....................        29,639,091        1,074       1.50       27,597     6.501       295.38        710        91.7
 17.000....................       114,658,414        3,270       5.82       35,064     6.459       294.12        710        88.9
 18.000....................     1,815,747,577       43,342      92.17       41,893     6.123       294.71        711        87.1
 21.000....................         9,398,268          268       0.48       35,068    10.142       289.00        613        80.6
 24.000....................           227,212            6       0.01       37,869     6.659       175.65        717        84.2
                               ---------------    ---------  ---------
         Total                 $1,969,999,961       47,967     100.00%
                               ===============    =========  =========


   ---------------
   (1) Less than 0.01%

         As of the Statistical Calculation Date, the weighted average maximum loan rate of the mortgage loans was approximately 17.93%.



                                                          Credit Limits

                                                             Percentage               Weighted    Weighted    Weighted    Weighted
                                   Aggregate      Number      Aggregate    Average     Average    Average     Average     Average
                                   Principal        of        Principal    Current      Gross    Remaining    Credit      Original
                                    Balance      Mortgage     Balance     Principal    Mortgage     Term      Bureau   Loan-to-Value
  Range of Credit Limits ($)      Outstanding     Loans      Outstanding    Balance      Rate     (months)   Risk Score    Ratio
------------------------------- --------------- ----------  ------------  ---------  ---------  ----------  ---------- ------------
      0.00 to 10,000.00....    $   12,301,683        1,619       0.62%   $   7,598     6.458%      293.22        708        86.4%
 10,000.01 to 20,000.00....       113,728,173        8,544       5.77       13,311     6.430       293.51        709        87.8
 20,000.01 to 30,000.00....       248,911,514       11,115      12.64       22,394     6.510       293.99        708        90.8
 30,000.01 to 40,000.00....       223,146,815        7,202      11.33       30,984     6.425       294.36        710        90.5
 40,000.01 to 50,000.00....       219,371,300        5,762      11.14       38,072     6.204       294.94        712        87.9
 50,000.01 to 60,000.00....       157,354,807        3,178       7.99       49,514     6.403       294.78        711        90.7
 60,000.01 to 70,000.00....       131,428,960        2,269       6.67       57,924     6.433       294.61        710        90.9
 70,000.01 to 80,000.00....       124,488,970        1,925       6.32       64,670     6.344       295.10        711        89.4
 80,000.01 to 90,000.00....        88,470,544        1,245       4.49       71,061     6.237       294.60        711        89.1
 90,000.01 to 100,000.00...       149,128,979        2,012       7.57       74,120     5.963       295.78        712        84.2
100,000.01 to 125,000.00...        74,984,921          775       3.81       96,755     6.182       295.50        710        88.1
125,000.01 to 150,000.00...       114,981,690        1,030       5.84      111,633     5.785       293.89        707        82.2
150,000.01 to 175,000.00...        25,876,198          195       1.31      132,698     5.825       293.47        713        84.6
175,000.01 to 200,000.00...        37,837,065          275       1.92      137,589     5.520       294.00        712        80.1
200,000.01 to 225,000.00...        14,707,931           89       0.75      165,258     5.596       295.99        720        85.0
225,000.01 to 250,000.00...        24,158,402          139       1.23      173,801     5.637       295.42        713        79.6
250,000.01 to 275,000.00...        11,634,929           58       0.59      200,602     5.822       295.52        723        84.0
275,000.01 to 300,000.00...        24,378,156          110       1.24      221,620     5.407       294.86        705        80.2
300,000.01 to 325,000.00...        10,753,392           41       0.55      262,278     5.709       295.68        708        84.6
325,000.01 to 350,000.00...        11,258,274           44       0.57      255,870     5.568       295.28        711        81.2
350,000.01 to 375,000.00...         6,985,623           30       0.35      232,854     5.451       295.25        726        82.6
375,000.01 to 400,000.00...        13,011,783           43       0.66      302,600     5.786       295.60        726        83.2
400,000.01 to 425,000.00...         5,621,155           17       0.29      330,656     5.198       294.29        712        81.2
425,000.01 to 450,000.00...         9,506,868           27       0.48      352,106     5.142       295.92        718        81.2
450,000.01 to 475,000.00...         5,628,734           15       0.29      375,249     5.468       294.49        728        80.6
475,000.01 to 500,000.00...        31,394,068           84       1.59      373,739     5.184       295.29        719        74.9
500,000.01 to 525,000.00...         3,856,528            8       0.20      482,066     5.198       294.26        716        82.6
525,000.01 to 550,000.00...         5,022,735           10       0.25      502,273     4.962       295.24        729        84.2
550,000.01 to 575,000.00...         2,932,452            7       0.15      418,922     5.339       295.38        707        82.7
575,000.01 to 600,000.00...         4,583,276           10       0.23      458,328     5.242       295.30        734        76.6
600,000.01 to 625,000.00...         1,747,298            3       0.09      582,433     7.937       294.28        707        92.4
625,000.01 to 650,000.00...         2,982,085            5       0.15      596,417     5.429       295.21        736        77.7
650,000.01 to 675,000.00...         2,146,552            4       0.11      536,638     5.194       294.93        739        80.3
675,000.01 to 700,000.00...         4,808,069            8       0.24      601,009     5.227       294.08        724        79.6
700,000.01 to 725,000.00...           705,000            1       0.04      705,000     6.625       297.00        703        85.2
725,000.01 to 750,000.00...         2,693,746            4       0.14      673,437     6.386       295.47        723        76.1
750,000.01 to 775,000.00...         5,531,793            8       0.28      691,474     4.907       294.85        726        77.6
775,000.01 to 800,000.00...         5,085,044            9       0.26      565,005     5.293       295.37        712        85.2
825,000.01 to 850,000.00...           434,118            2       0.02      217,059     4.939       293.38        777        71.7
850,000.01 to 875,000.00...             5,000            1       0.00        5,000     5.000       296.00        736        89.6
875,000.01 to 900,000.00...           681,000            1       0.03      681,000     4.000       294.00        731        90.0
900,000.01 to 925,000.00...         2,742,180            4       0.14      685,545     6.409       296.68        735        83.9
950,000.01 to 975,000.00...         1,684,106            3       0.09      561,369     5.674       294.28        684        54.0
975,000.01 to 1,000,000.00.        20,555,385           27       1.04      761,311     5.435       295.64        712        71.3
Greater than 1,000,000.00..        10,752,659            9       0.55    1,194,740     4.988       294.55        693        75.5
                               ---------------   -----------  ---------
         Total                 $1,969,999,961       47,967     100.00%
                               ===============   ===========  =========

   ---------------
   (1) Less than 0.01%


         As of the Statistical Calculation Date, the average credit limit of the mortgage loans was approximately $49,614.


                                                           Lien Priority


                                                             Percentage              Weighted    Weighted    Weighted    Weighted
                                   Aggregate      Number      Aggregate    Average    Average     Average     Average     Average
                                   Principal       of         Principal    Current     Gross     Remaining    Credit      Original
                                    Balance      Mortgage      Balance    Principal   Mortgage     Term      Bureau   Loan-to-Value
        Lien Priority             Outstanding     Loans      Outstanding   Balance      Rate     (months)   Risk Score    Ratio
-----------------------------   --------------  ----------  ------------- --------- ----------- ---------- ----------- -----------
Second Liens...............     $1,969,999,961      47,967     100.00%   $  41,070     6.167%      294.65        711        87.3%
                                --------------- ----------  -------------
         Total                  $1,969,999,961      47,967     100.00%
                                =============== ==========  =============






                                                       Delinquency Status

                                                            Percentage              Weighted    Weighted    Weighted     Weighted
                                   Aggregate      Number     Aggregate    Average    Average     Average     Average      Average
                                   Principal       of        Principal    Current    Gross      Remaining    Credit       Original
                                    Balance      Mortgage     Balance    Principal  Mortgage      Term        Bureau  Loan-to-Value
      Delinquency Status          Outstanding     Loans     Outstanding    Balance    Rate       (months)   Risk Score    Ratio
------------------------------- ---------------  ---------- ------------ --------- ----------  ------------ --------- ------------
Current....................    $1,951,824,224       47,580      99.08%   $  41,022     6.165%      294.66        711        87.3%
30 - 59 Days...............        17,671,936          379       0.90       46,628     6.484       293.15        690        86.5
60 - 89 Days...............           417,601            6       0.02       69,600     5.257       294.56        745        52.5
90 or more Days............            86,200            2       0.00       43,100     5.565       295.30        643        67.8
                                --------------   ---------- -----------
         Total                  $1,969,999,961      47,967     100.00%
                                ==============   ========== ===========

   ---------------
   (1) Less than 0.01%



                                                        Origination Year


                                                             Percentage              Weighted    Weighted    Weighted    Weighted
                                   Aggregate      Number      Aggregate   Average    Average     Average     Average     Average
                                   Principal       of         Principal   Current    Gross       Remaining   Credit      Original
                                    Balance      Mortgage     Balance    Principal  Mortgage       Term      Bureau  Loan-to-Value
       Origination Year           Outstanding     Loans     Outstanding   Balance      Rate      (months)   Risk Score    Ratio
------------------------------- --------------- ----------  -----------  ---------- ----------- ----------  ---------- -----------
1996.......................    $      168,170            4       0.01%     $42,043     6.683%      202.25        654        85.8%
1997.......................            38,331            4       0.00        9,583     7.556       193.38        698        89.9
1998.......................           351,267           17       0.02       20,663     6.282       215.08        669        82.3
2001.......................            61,558            3       0.00       20,519     6.475       262.90        716        85.6
2002.......................         4,274,194          111       0.22       38,506     5.449       277.27        739        81.3
2003.......................       225,668,893        6,502      11.46       34,708     6.025       295.12        719        85.2
2004.......................     1,739,437,548       41,326      88.30       42,091     6.187       294.66        710        87.5
                               ----------------  ---------  -----------
         Total                 $1,969,999,961       47,967     100.00%
                               ================  =========  ===========

   ---------------
         (1) Less than 0.01%


         Mortgage Loan Statistics
         ------------------------

         For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Initial Mortgage Loans as of theInitial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------
Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
----        ------------------------------------------------------------------

             (a) Not applicable.

             (b) Not applicable.

                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CWABS, INC.


                                                By: /s/ Celia Coulter
                                                    -----------------------
                                                    Name:    Celia Coulter
                                                     Title:  Vice President



Dated:  October 14, 2004